	Legg Mason Partners Equity Fund, Inc.

Contents You Should Know: An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.	Investments, risks and performance	1

	More on the fund’s investments	6

	Management	12

	Buying shares	16

	Redeeming shares	17

	Other things to know about transactions	19

	Dividends, distributions and taxes	22

	Share price	23

	Financial highlights	26

Prior to June 30, 2006, this fund operated as a closed-end investment company. Prior to November 20, 2006, the fund was named The Salomon Brothers Fund Inc.

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Investments, risks and performance

Investment objectives

The fund’s primary investment objectives are growth and conservation of capital. Income is a secondary investment objective. The fund may not change its investment objectives without shareholder approval.

Principal investment strategy

Key investments

The fund invests primarily in common stock or securities convertible into common stock of companies in industries the manager believes have the potential to grow at a faster rate than the economy as a whole and that appear to have above-average earnings and dividend growth potential.

          Under normal market conditions, the fund invests at least 80% of its assets in equity securities. The fund emphasizes investments in U.S. stocks with large market capitalizations, but the fund also invests in stocks with small and medium capitalizations and may invest up to 25% of its assets in foreign securities. These securities may be denominated and traded in foreign currencies and may be traded in the U.S. or on international stock exchanges. The fund’s foreign investments are typically equity securities, but the fund may invest up to 10% of its assets in foreign fixed-income securities. In addition, the fund may invest up to 10% of its assets in securities of emerging markets issuers. The fund may invest up to 20% of its net assets in fixed-income securities, some or all of which may be fixed-income securities that are high yield, lower quality securities rated below investment grade by a recognized rating agency or unrated securities determined by the manager to be of equivalent quality (commonly referred to as “junk bonds”).

Selection process

The fund intends to pursue both growth and conservation of capital while generally maintaining a rather fully-invested position in equities by selecting certain equity securities primarily for the growth opportunities they present and other equity securities primarily for the purpose of conserving capital. The manager looks for companies it believes are able to increase earnings and dividends at an above-average rate and still retain enough cash to finance future growth in their businesses. The manager emphasizes individual security selection while spreading the fund’s investments among industries and sectors for broad market exposure.

          The manager seeks to construct an investment portfolio whose weighted average market capitalization is similar to the Standard & Poor’s 500 Index of Composite Stocks (“S&P 500 Index”). The manager uses fundamental analysis to identify high-quality companies—companies with an oligopoly or monopoly in their respective markets, a strong franchise and market share, a high return on equity and conservative accounting practices—and then considers whether the stocks are relatively over- or under-valued. The manager also looks for a catalyst for stock price appreciation, such as good management, positive changes in strategy or improvement in the company’s competitive position. The manager favors companies with above-average growth in dividend yields because the manager believes this shows responsible use of capital on the part of the companies. The fund invests for the longer term. The manager, however, continues to reappraise the fund’s holdings, take profits or losses and raise cash to reinvest in newly emerging areas of interest, within the scope of the fund’s investment policy.

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          The manager’s sell discipline is the result of its regular review of the fund’s portfolio holdings. If a company’s fundamentals deteriorate or its business fails to meet the manager’s growth expectations or the manager’s expectations for conservation of capital, the analyst and the portfolio manager evaluate the stock as a sale candidate. The manager continually assesses the risk and reward profile of companies in the portfolio. The manager generally will reduce a position as risk reward becomes less favorable. The manager generally will eliminate a position whose valuation becomes excessive or unsustainable. The manager may also sell a stock to substitute a similar company with a materially better risk reward.

Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

•	Stock prices decline generally or stocks perform poorly relative to other types of investments.

•	Large capitalization companies fall out of favor with investors.

•	Companies in which the fund invests suffer unexpected losses or lower than expected earnings.

•	The portfolio manager’s judgment about the attractiveness, value or income potential of a particular security proves to be incorrect.

•	An adverse event, such as negative press reports about a company in the fund’s portfolio, depresses the value of the company’s securities.

•

There is greater volatility of share price because of the fund’s ability to invest in small and medium capitalization companies. Investing in small and medium capitalization companies involves a substantial risk of loss. Compared to large capitalization companies, small and medium capitalization companies and the market for their securities are more likely to:

	•	Be more sensitive to changes in earnings results and investor expectations.

	•	Have more limited product lines, capital resources and management depth.

	•	Experience sharper swings in market values.

	•	Be harder to sell at the times and prices the manager believes appropriate.

	•	Offer greater potential for gain and loss.

•

The issuer of a debt security owned by the fund defaults on its obligation to pay principal and/or interest or has its credit rating downgraded. This risk is higher for below investment grade securities.

Common stock and convertible securities

Most of the risks listed above pertain to investments in common stock and securities convertible into common stock.

          In addition to those risks, investing in common stock involves risks because common stocks do not represent an obligation of the issuer, and do not offer the degree of protection of debt securities. The issuance of debt securities or preferred stock by an issuer will create prior claims which could adversely affect the rights of holders of common stock with respect to the assets of the issuer upon liquidation or bankruptcy.

          Investing in securities convertible into common stock also involves unique risks. Because a convertible security provides an option to the holder to exchange the security for common shares or the cash value of common shares, the market price will tend to fluctuate in relationship to the price of the common shares into which the security is convertible.

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Because convertible securities are usually viewed by the issuer as future common stock, they are generally subordinated to other senior securities and therefore are rated one category lower than the issuer’s non-convertible debt obligations or preferred stock.

Foreign securities

Investing in non-U.S. issuers may involve unique risks compared to investing in the securities of U.S. issuers. These risks are more pronounced to the extent the fund invests in issuers in countries with emerging markets or if the fund invests significantly in one country. These risks may include:

•	Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure and accounting standards or regulatory practices.

•

Many non-U.S. markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, the manager may not be able to sell the fund’s portfolio securities in amounts and at prices the manager considers reasonable.

•	Economic, political and social developments significantly disrupt the financial markets or interfere with the fund’s ability to enforce its rights against foreign government issuers.

High yield, lower quality securities

High yield securities (commonly referred to as “junk bonds”) are considered speculative because they have a higher risk of issuer default and, compared to investment grade securities, tend to have:

•	More volatile prices and increased price sensitivity to changing interest rates and to adverse economic and business developments.

•	Greater risk of loss due to default or declining credit quality.

•	Greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments.

•	Greater susceptibility to negative market sentiments leading to depressed prices and decreased liquidity.

Who may want to invest

The fund may be an appropriate investment if you:

•	Are seeking to participate in the long-term growth potential of the U.S. stock market.

•	Are willing to accept the risks of the stock market.

Performance information

On June 30, 2006, the fund converted from a closed-end investment company to an open-end investment company with the same investment objectives and substantially similar investment strategies. Shares of the closed-end fund outstanding at the time of the conversion were designated Class O shares. The information in the total return bar chart and comparative performance table is for the closed-end fund.

          The following shows summary performance information for the fund (as a closed-end fund) in a bar chart and an Average Annual Total Returns table based on the fund’s net asset value per share. The information provides an indication of the historical risks of investing in the fund (as a closed-end fund) by showing changes in its performance from year to year and by showing how the fund’s average annual returns compare with the returns of a broad-based securities market index. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

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Total Returns for Class O Shares

Calendar years ended December 31

Highest and lowest quarter returns (for the periods shown in the bar chart):

Highest: 19.96% in 4th quarter 1998; Lowest: (17.80)% in 3rd quarter 2002. Year-to-date: 6.06% through 9/30/06. These returns were earned while the fund operated as a closed-end fund and are based on the fund’s net asset value per share.

Average Annual Total Returns (calendar years ended December 31, 2005)

Class O Shares as Closed-End Fund Shares	1 year	5 years	10 years	Inception Date

Return before taxes	4.41%	0.72%	9.34%	9/24/29

Return after taxes on distributions(1)	3.90%	0.24%	6.91%	9/24/29

Return after taxes on distributions and sale of fund shares	2.86%	0.35%	6.99%	9/24/29

S&P 500 Index(2)	4.91%	0.54%	9.07%

(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend upon an individual investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

(2)

The S&P 500 Index is a market-value weighted index comprised of 500 widely held common stocks. It is not possible to invest directly in the index. An index does not reflect deductions for fees, expenses or taxes.

Fee table

This table sets forth the fees and expenses you may pay if you invest in fund shares.

Shareholder Fees

(fees paid directly from your investment)	Class O

Maximum sales charge (load) imposed on purchases (as a % of offering price)	None

Maximum contingent deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None

Redemption fee(3)	0.75%

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Annual Fund Operating Expenses

(expenses deducted from fund assets)	Class O

Management fee(4)(5)(6)	0.56%

Distribution and service (12b-1) fees	None

Other expenses	0.07%

Total annual fund operating expenses	0.63%

Example

This example helps you compare the cost of investing in the fund with the costs of investing in other mutual funds. Your actual cost may be higher or lower. The example assumes:

•	You invest $10,000 in the fund for the period shown

•

Your investment has a 5% return each year—the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for purposes of this example and is not a prediction of the fund’s future performance

•	You reinvest all distributions and dividends without a sales charge

•	The fund’s operating expenses remain the same

Number of Years You Own Your Shares

Your costs would be:	1 year	3 years	5 years	10 years

Class O shares (no redemption)	$64	$202	$351	$786

Class O shares (redemption at end of period)(7)	$139	$202	$351	$786

(3)

Applies to Class O Shares held on June 30, 2006, the date of the conversion of the fund from a closed-end investment company to an open-end investment company, and redeemed within 12 months following that date. The redemption fee does not apply to shares purchased or acquired through the reinvestment of dividends after June 30, 2006.

(4)

The management fee may be increased or decreased based on the performance of the fund relative to the investment record of the Standard and Poor’s Composite Index of 500 Stocks (the “S&P 500 Index”). At the end of each calendar quarter, for each percentage point by which the investment performance of the fund exceeds or is exceeded by the investment record of the S&P 500 Index over the one-year period ending on the last day of the calendar quarter for which the adjustment is being calculated, the management fee will be adjusted upward or downward by the product of (i) 1/4 of 0.01% multiplied by (ii) the average daily net assets of the fund for the one-year period preceding the end of the calendar quarter. Under the current breakpoint fee structure for the base fee, if the assets of the fund decrease, the rate of the base fee increases. Accordingly, as the fund’s assets decrease, the performance adjustment is added to or subtracted from a base fee of a higher rate. If the fund’s assets were to rapidly decline and the fund under-performed the S&P 500 Index, the amount of the (negative) performance adjustment could exceed the amount of the base fee, and the manager could owe the fund money.

If the amount by which the fund outperforms the S&P 500 Index is not a whole percentage point, a pro-rata adjustment shall be made. However, there will be no performance adjustment unless the investment performance of the fund exceeds or is exceeded by the investment record of the S&P 500 Index by at least one percentage point. The maximum quarterly adjustment is 1/4 of 0.10%, which would occur if the fund’s performance exceeds or is exceeded by the S&P 500 Index by ten or more percentage points. The first performance adjustment was paid on June 30, 1995 for the one-year period ended on that date after which any performance adjustment has been calculated quarterly based on a rolling one-year period.

The base fee is calculated based on average daily net assets over the most recent quarter while the performance adjustment is based on average daily net assets over a one-year period. The performance adjustment, therefore, is based in part on the fund’s historical performance during a rolling one-year period preceding the time at which it is assessed.

(5)

The fund has a management fee schedule that reduces the fee payable on assets in excess of $350 million as follows: 0.650% on assets up to $350 million, 0.550% on assets between $350 million and $500 million, 0.525% on assets between $500 million and $750 million, 0.500% on assets between $750 million and $1 billion and 0.450% on assets in excess of $1 billion.

(6)	Based on assets and performance as of December 15, 2006, the fund’s management fee is composed of a base fee of 0.57% and a performance adjustment of (0.01)%.

(7)

Assumes that the 0.75% redemption fee applies to all shares redeemed. This redemption fee applies only to shares held on June 30, 2006, the date of the conversion of the fund from a closed-end investment company to an open-end investment company, and redeemed within 12 months following that date. The redemption fee does not apply to shares purchased or acquired through the reinvestment of dividends after June 30, 2006.

Legg Mason Partners Equity Fund, Inc.	5

More on the fund’s investments

The fund’s investment objective and principal investment strategies are described under the section entitled “Investments, risks and performance.” This section provides further information about the investment strategies that may be used by the fund.

Principal investments

Equity securities

Under normal market conditions, the fund invests at least 80% of its assets in equity securities. Traditionally, the fund principally invests in common stocks of large-capitalization companies.

          Although the fund’s portfolio usually will consist of equity securities listed on the New York and other stock exchanges, issues traded in the over-the-counter market may also be purchased and held to the extent deemed advisable by the fund’s management.

          Common stock. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. Common stocks do not represent an obligation of the issuer, and do not offer the degree of protection of debt securities. The issuance of debt securities or preferred stock by an issuer will create prior claims which could adversely affect the rights of holders of common stock with respect to the assets of the issuer upon liquidation or bankruptcy.

          Convertible securities. Convertible securities are typically preferred stocks that are convertible into common stocks at a specified price or conversion ratio. Because they have the characteristics of both fixed-income securities and common stock, convertible securities are sometimes called “hybrid” securities. Convertible preferred stocks are senior securities of a company offering a stated dividend rate. Convertible securities will at times be priced in the market like other fixed-income securities—that is, their prices will tend to rise when interest rates decline and will tend to fall when interest rates rise. However, because a convertible security provides an option to the holder to exchange the security for either a specified number of the issuer’s common shares at a stated price per share or the cash value of such common shares, the security market price will tend to fluctuate in relationship to the price of the common shares into which it is convertible. Thus, convertible securities will ordinarily provide opportunities for producing both current income and longer-term capital appreciation. Because convertible securities are usually viewed by the issuer as future common stock, they are generally subordinated to other senior securities and therefore are rated one category lower than the issuer’s non-convertible debt obligations or preferred stock.

Foreign securities

The fund may invest up to 25% of its assets in foreign securities. These securities may be denominated and traded in foreign currencies, and may be traded in the United States or on international stock exchanges. The fund’s foreign investments are typically equity securities, but the fund may invest up to 10% of its assets in foreign fixed-income securities. Many foreign securities may be less liquid and their prices more volatile than securities of

6	Legg Mason Partners Funds

comparable U.S. companies. Other risks of investing in foreign securities include less governmental supervision and regulations with respect to the issuance of such securities as compared to the United States, less available information concerning foreign issuers than U.S. issuers and higher brokerage commissions and longer transaction settlement periods as compared to the United States. In addition, with respect to some foreign countries there is the possibility of nationalization, expropriation or confiscatory taxation. Income earned in a foreign nation may be subject to taxation (including withholding taxes on interest and dividends), or other taxes may be imposed with respect to investments in foreign securities. Dividend income the fund receives from foreign securities may not be eligible for the special tax treatment applicable to qualified dividend income.

          Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies. Thus, there may be less available information concerning non-U.S. issuers of securities held by the fund than is available concerning U.S. companies. Other risks associated with investments in foreign securities include limitations on the removal of securities, property or other assets of the fund, difficulties in pursuing legal remedies and obtaining judgments in foreign courts, political or social instability, and diplomatic developments that could adversely affect the fund’s investments in companies located in foreign countries.

          Certain of the risks associated with international investments and investing in smaller capital markets are heightened for investments in emerging market countries. For example, some of the currencies of emerging market countries have experienced devaluation relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain of such countries face serious exchange constraints. In addition, governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies. Accordingly, government actions in the future could have a significant effect on economic conditions in developing countries which could affect private sector companies and consequently, the value of certain securities held in the fund’s portfolio.

          The fund may invest up to 10% of its assets in securities of emerging markets issuers. Investment in certain emerging market securities is restricted or controlled to varying degrees which may at times limit or preclude investment in certain emerging market securities and increase the costs and expenses of a fund. Certain emerging market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than other classes, restrict investment opportunities in issuers in industries deemed important to national interests and/or impose additional taxes on foreign investors.

Debt obligations

The fund may invest its assets in non-convertible bonds, debentures, notes or other evidences of indebtedness whether for the short or long term or hold a portion of its assets in cash, government securities or other types of securities, whenever the fund’s manager deems such investments advisable. The fund may invest in debt obligations, which are securities used by issuers to borrow money, when the manager believes they may be useful for the purposes of generating income and growth of capital. The manager analyzes the credit quality of unrated securities similarly to how it analyzes equity investments (reviewing the busi-

Legg Mason Partners Equity Fund, Inc.	7

ness model and cash flows and talking to management) and then makes a quality determination. This analysis is done by the manager with the assistance of research analysts. Debt obligations include bonds, notes (including structured notes), debentures, commercial paper and other money market instruments issued by banks, corporations, local, state and national governments and instrumentalities, both U.S. and foreign, and supranational entities, mortgage-related and asset-backed securities, convertible securities, and loan participations and assignments. Debt obligations may be fixed income securities, or have various types of payment and reset terms or features, including adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. Certain types of debt obligations are described below.

High yield, lower quality securities

The fund may invest up to 20% of its net assets in fixed income securities that are high yield, lower quality securities rated below investment grade by a recognized rating agency or unrated securities determined by the manager to be of equivalent quality. These securities are commonly referred to as “junk bonds.” The issuers of lower quality bonds may be highly leveraged and have difficulty servicing their debts, especially during prolonged economic recessions or periods of rising interest rates. The prices of lower quality securities are volatile and may go down due to market perceptions of deteriorating issuer creditworthi-ness or economic conditions. Lower quality securities may become illiquid and hard to value in down markets.

Non-principal investments

The fund may also use other strategies and invest in other securities that are described below and in the statement of additional information (“SAI”). However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this prospectus or in the SAI. Also note that there are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its goals.

Preferred stock

Preferred stocks, like common stocks, represent an equity ownership in an issuer, but generally have a priority claim over common stocks, but not over debt, with respect to dividend payments and upon the liquidation or bankruptcy of the issuer. Therefore, preferred stock is subject to the credit risk of the issuer, but because of its subordinate position to debt obligations of the issuer, the deterioration of the credit of an issuer is likely to cause greater decreases in the value of preferred stock than in more senior debt obligations.

Exchange-traded funds

The fund may invest in shares of open-end mutual funds or unit investment trusts that are traded on a stock exchange, called exchange-traded funds (“ETFs”). The fund invests in both creation units and retail classes of ETF shares. Typically, an ETF seeks to track the performance of an index, such as the S&P 500 or the NASDAQ 100, by holding in its portfolio either the same securities that comprise the index, or a representative sample of the index. Investing in an ETF will give the fund exposure to the securities comprising the

8	Legg Mason Partners Funds

index on which the ETF is based, and the fund will gain or lose value depending on the performance of the index.

          Like mutual funds, ETFs have expenses, including advisory fees paid by ETF holders, and, as a result, an investor is subject to a duplicative level of fees if the fund invests in ETFs.

Warrants

Warrants acquired by the fund entitle it to buy common stock from the issuer at a specified price and time. Warrants are subject to the same market risks as stocks, but may be more volatile in price. Because investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, warrants involve leverage and are considered speculative investments. At the time of issuance of a warrant, the cost is generally substantially less than the cost of the underlying security itself, and therefore, the investor is able to gain exposure to the underlying security with a relatively low capital investment. Price movements in the underlying security are generally magnified in the price movements of the warrant, although changes in the market value of the warrant may not necessarily correlate to the prices of the underlying security. The fund’s investment in warrants will not entitle it to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before the expiration dates.

Repurchase agreements

The fund may enter into repurchase agreements for cash management purposes. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed upon time and price. When the fund enters into a repurchase agreement, it is in effect lending money. The fund will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions which, in the opinion of the manager, based on guidelines established by the fund’s Board of Directors, are deemed creditworthy. LMPFA will monitor the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always exceeds the repurchase price. In the event of default by the seller under the repurchase agreement, the fund may incur losses and experience time delays in connection with the disposition of the underlying securities. To the extent that, in the meantime, the value of the securities that the fund has purchased has decreased, the fund could experience a loss.

Securities lending

The fund may lend portfolio securities representing up to one-third of the value its of total assets in order to increase its net investment income but has no current intention to. The loans are continuously secured by cash or liquid securities equal to no less than the market value, determined daily, of the securities loaned. The risks in lending securities consist of possible delay in receiving additional collateral, delay in recovery of securities when the loan is called or possible loss of collateral should the borrower fail financially.

Derivatives and hedging techniques

In order to enhance returns, reduce risks, and manage taxes and cash flows, the fund may invest in derivatives. The fund also uses several derivative strategies (such as options or index options) to hedge market risks (such as broad or specific market increments, interest rates

Legg Mason Partners Equity Fund, Inc.	9

and currency exchange rates) and cash flows and to seek to increase the fund’s income or gain, including the purchase of calls, puts and collars. The fund may own “in the money” calls on the S&P 500 Index, funded by a combination of cash, high yield bonds and convertible bonds (“in the money” means the value of the underlying instrument or stock index exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option). This strategy keeps the fund fully invested, while giving it the flexibility to easily manage the volatile cash flows that occur when the fund pays its capital gains distributions. “In the money” call options on the S&P 500 Index fall less than the market does when the value of the S&P 500 Index nears or falls below the strike price of the option. Therefore this strategy should make the fund less volatile than the S&P 500 Index in the event of a severe market decline. The fund also owns puts on the S&P 500 Index. This strategy will protect against a decline in the fund’s return in the event of a market decline. The fund writes covered calls in order to increase its returns. Both of these strategies should make the fund less volatile than the S&P 500 in the event of a market decline.

          The fund may purchase put and call options and write covered put and call options on stocks and stock indices listed on domestic and foreign securities exchanges in order to hedge against movements in the equity markets or to increase income or gain to the fund. In addition, the fund may purchase options on stocks that are traded over-the-counter. Options on stock indices are similar to options on specific securities. However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder’s right to obtain from the writer cash in an amount equal to a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying stock index on the exercise date. Stock index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded.

Borrowing

The fund may borrow to meet redemption requests. Certain borrowing may create an opportunity for increased return, but, at the same time, creates special risks. For example, borrowing may exaggerate changes in the net asset value of the fund’s shares and in the return on the fund’s portfolio. The fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowings. Interest on any borrowings will be a fund expense and will reduce the value of the fund’s shares.

Defensive investing

During adverse market, economic, political or other conditions, the fund’s management may deem it advisable to invest varying portions of the fund’s assets in fixed-income securities or to hold substantial amounts of cash or its equivalent. These investments may be inconsistent with the fund’s investment objectives and principal investment strategies. To the extent that the fund invests defensively, it is unlikely the fund will achieve its investment objectives.

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Percentage limitations

Any policy or limitation for the fund that is expressed as a percentage of assets is determined at the time of purchase of portfolio securities. The policy will not be violated if these limitations are exceeded after purchase because of changes in the market value of the fund’s assets or for any other reason. The fund will comply with any percentage limitations imposed on the fund by the Investment Company Act of 1940, as amended (e.g., borrowing restrictions) or by SEC staff positions (e.g., percentage limitations on illiquid securities).

Trading frequency

Although the fund generally invests for the longer term, the fund may engage in active and frequent trading, resulting in high portfolio turnover, in order to achieve its investment objectives. This may lead to the realization and distribution to shareholders of higher capital gains, increasing their tax liability. Frequent trading also increases transaction costs, which could detract from the fund’s performance. The “Financial highlights” section of this prospectus shows the fund’s historical portfolio turnover rate.

Portfolio holdings

The fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities are described in the SAI.

Legg Mason Partners Equity Fund, Inc.	11

Management

Manager and subadviser

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) is the fund’s investment manager. LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to serve as the investment manager of the fund and other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. ClearBridge Advisors, LLC (“ClearBridge” or the “subadviser”) provides the day-to-day portfolio management of the fund, except for the management of cash and short-term instruments, which is performed by LMPFA.

          ClearBridge has offices at 399 Park Avenue, New York, New York 10022 and is a recently-organized investment adviser that has been formed to succeed to the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. (“Legg Mason”) in December 2005.

          LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of September 30, 2006, Legg Mason had aggregate assets under management of approximately $890 billion.

          Prior to August 1, 2006, Salomon Brothers Asset Management Inc (“SBAM”) was the fund’s investment manager. SBAM is also a wholly-owned subsidiary of Legg Mason.

Portfolio manager

Michael Kagan, investment officer of the manager and co-director of research for ClearBridge, has been responsible for the day-to-day management of the fund’s portfolio since 1995. Mr. Kagan has been with the manager or its affiliates since 1994.

          The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and any fund shares held by the portfolio manager, and has more detailed information about the manager, the subadviser and other fund service providers.

Management fee

For the fiscal year ended December 31, 2005, SBAM received a fee of 0.53% of the fund’s average daily net assets.

          The fund has a management fee schedule that reduces the fee payable on assets in excess of $350 million as follows: 0.650% on assets up to $350 million, 0.550% on assets between $350 million and $500 million, 0.525% on assets between $500 million and $750 million, 0.500% on assets between $750 million and $1 billion and 0.450% on assets in excess of $1 billion. The management fee may be increased or decreased based on the performance of the fund relative to the investment record of the Standard and Poor’s Composite Index of 500 Stocks (the “S&P 500 Index”). At the end of each calendar quarter, for each percentage point by which the investment performance of the fund exceeds or is exceeded by the investment record of the S&P 500 Index over the one-year period ending on the last day of the calendar quarter for which the adjustment is being calculated, the management fee will be adjusted upward or downward by the product of (i) 1/4 of 0.01% multiplied by (ii) the average daily net assets of the fund for the one-year period preceding

12	Legg Mason Partners Funds

the end of the calendar quarter. Under the current breakpoint fee structure for the base fee, if the assets of the fund decrease, the rate of the base fee increases. Accordingly, as the fund’s assets decrease, the performance adjustment is added to or subtracted from a base fee of a higher rate. If the fund’s assets were to rapidly decline and the fund underperformed the S&P 500 Index, the amount of the (negative) performance adjustment could exceed the amount of the base fee, and the manager could owe the fund money.

          If the amount by which the fund outperforms the S&P 500 Index is not a whole percentage point, a pro-rata adjustment shall be made. However, there will be no performance adjustment unless the investment performance of the fund exceeds or is exceeded by the investment record of the S&P 500 Index by at least one percentage point. The maximum quarterly adjustment is ¼ of 0.10%, which would occur if the fund’s performance exceeds or is exceeded by the S&P 500 Index by ten or more percentage points. The first performance adjustment was paid on June 30, 1995 for the one-year period ended on that date after which any performance adjustment has been calculated quarterly based on a rolling one-year period.

          The base fee is calculated based on average daily net assets over the most recent quarter while the performance adjustment is based on average daily net assets over a one-year period. The performance adjustment, therefore, is based in part on the fund’s historical performance during a rolling one-year period preceding the time at which it is assessed.

          A discussion regarding the basis for the Board of Director’s approval of the fund’s management agreement is available in the fund’s semi-annual report for the period ended June 30, 2006.

Distribution plan

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, and Citigroup Global Markets Inc. (“CGMI”) serve as the fund’s distributors.

          The distributors may make payments for distribution and/or shareholder servicing activities out of their past profits and other available sources. The distributors may also make payments to dealers for marketing, promotional or related expenses. The amount of these payments is determined by the distributors and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

          The payments described in the paragraph above are often referred to as “revenue sharing payments.” The recipients of such payments may include the fund’s distributors, affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Transfer agent and shareholder servicing agent

PFPC Inc. (the “transfer agent” or “PFPC”), located at P.O. Box 9699, Providence, Rhode Island 02940-9699, serves as the fund’s transfer agent and shareholder servicing agent. The transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund.

Legg Mason Partners Equity Fund, Inc.	13

Recent developments

On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and CGMI relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

          The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

          The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004 less certain expenses be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

          The order required SBFM to recommend a new transfer agent contract to the Affected Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the fund’s

14	Legg Mason Partners Funds

Board selected a new transfer agent for the fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

          Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

          This fund is not one of the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore has not received and will not receive any portion of the distributions.

          On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

Legg Mason Partners Equity Fund, Inc.	15

Buying shares

Additional Class O shares of the fund are only offered to holders of common stock of the fund on the conversion of the fund from a closed-end fund to an open-end fund. There are no initial or deferred sales charges on the Class O shares. The fund will, however, charge a redemption fee equal to 0.75% of the aggregate net asset value of the Class O shares held on June 30, 2006, the date of the fund’s conversion to an open-end fund, and redeemed during the first 12 months following that date. The redemption fee will be retained by the fund to cover, among other things, administrative, trading and other costs relating to redemption, which costs would otherwise be borne by the fund’s remaining shareholders. The redemption fee does not apply to shares purchased or acquired through the reinvestment of dividends after June 30, 2006.

Through a Service Agent

You should contact your broker-dealer, financial intermediary or financial institution (each called a “Service Agent”) to open a brokerage account and make arrangements to buy shares. You must provide the following information for your order to be processed:

	•	Class of shares being bought

	•	Dollar amount or number of shares being bought

	•	Account number (if existing account)

Your Service Agent may charge an annual account maintenance fee.

Through the fund	Financial intermediary amounts, retirement plan accounts and certain other investors who are clients of certain Service Agents are eligible to buy shares directly from the fund.

	•	Write the fund at the following address:

Legg Mason Partners Funds c/o PFPC Inc. P.O. Box 9699 Providence, Rhode Island 02940-9699

	•	Enclose a check to pay for the shares. For initial purchases, complete and send an account application, available upon request from Legg Mason Partners Shareholder Services at the number below

	•	Specify the name of the fund, the share class you wish to purchase and your account number (if existing account)

	•	For more information, please call Legg Mason Partners Shareholder Services at 800-451-2010

Through a systematic investment plan

You may authorize your Service Agent or the transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account opened with a Service Agent or (iii) certain money market funds in order to buy shares on a regular basis.

	•	Amounts transferred must be at least $25

	•	Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually

	•	If you do not have sufficient funds in your account on a transfer date, your Service Agent or the transfer agent may charge you a fee

For more information, please contact your Service Agent or Legg Mason Partners Shareholder Services or consult the SAI.

16	Legg Mason Partners Funds

Redeeming shares

Generally	Contact your Service Agent to redeem shares of the fund.

If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers before you may redeem.

If the shares are held by a fiduciary or corporation, other documents may be required.

          Requests received by the fund or the transfer agent after the close of regular trading on the New York Stock Exchange (“NYSE”) (usually 4:00 p.m. Eastern time) are priced at the net asset value next deter- mined after receipt of your request in good order. If the fund or the transfer agent receives requests in good order prior to the close of regular trading of the NYSE, they will receive the price at the net asset value determined that day. If you hold your shares through a Service Agent, you may transmit your redemption request to that Service Agent. Redemption orders received by your Service Agent before the close of regular trading on the NYSE and which are timely transmitted to the transfer agent are effective that day. If they are not timely transmitted you will receive the price at the net asset value next deter- mined after receipt. It is the responsibility of your Service Agent to transmit orders on a timely basis to the transfer agent. Your Service Agent may charge you a fee for executing your order.

          Proceeds from the redemption of Class O shares held on June 30, 2006, the date of the fund’s conversion to an open-end fund, will be reduced by the redemption fee for the first 12 months following that date. The redemption fee does not apply to shares purchased or acquired through the reinvestment of dividends after June 30, 2006.

          Your redemption proceeds will normally be sent within 3 business days after your request is received in good order but in any event within 7 days. Your redemption proceeds may be delayed for up to 10 days if your purchase was made by check.

          If you have a brokerage account with a Service Agent, your redemption proceeds will be sent to your Service Agent. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.

Legg Mason Partners Equity Fund, Inc.	17

By mail	For accounts held directly at the fund, send written requests to the fund to:

Legg Mason Partners Funds c/o PFPC Inc. P.O. Box 9699 Providence, Rhode Island 02940-9699

Your written request must provide the following:

	•	The fund name, the class of shares to be redeemed and your account number

	•	The dollar amount or number of shares to be redeemed

	•	Signatures of each owner exactly as the account is registered

	•	Signature guarantees, as applicable

By telephone

If you do not have a brokerage account with a Service Agent, you may be eligible to redeem shares (except those held in certain retirement plans) by telephone in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by telephone on any day the NYSE is open by calling Legg Mason Partners Shareholder Services at 800-451-2010 between 8:30 a.m. and 4:00 p.m. (Eastern time). Requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

          Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated on your authorization form. You must submit a new authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. The transfer agent may charge a fee on a wire or an electronic transfer.

Automatic cash withdrawal plans

You can arrange for the automatic redemption of a portion of your shares monthly, every alternate month, quarterly, semi-annually orannually. To qualify you must own shares of the fund with a value of at least $10,000 ($5,000 for retirement plan accounts) and each automatic redemption must be at least $50. If your shares are subject to a contingent deferred sales charge, the sales charge will be waived if your automatic redemptions are equal to or less than 2.00% of your account balance on the date the withdrawals commence, up to a maximum of 12.00% in one year.

The following conditions apply:

	•	Your shares must not be represented by certificates

	•	All dividends and distributions must be reinvested

For more information, please contact your Service Agent or consult the SAI.

18	Legg Mason Partners Funds

Other things to know about transactions

When you buy or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

•	Name of the fund

•	Your account number

•	Class of shares being bought, and if you own more than one class, the class of shares being redeemed

•	Dollar amount or number of shares being bought or redeemed

•	Signature of each owner exactly as the account is registered

•	Other documentation required by the transfer agent

          The fund’s transfer agent or Legg Mason Partners Shareholder Services will employ reasonable procedures to confirm that any telephone redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for such transactions.

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

•	Are redeeming over $50,000

•	Are sending signed share certificates or stock powers to the transfer agent

•	Instruct the transfer agent to mail the check to an address different from the one on your account registration

•	Changed your account registration or your address within 30 days

•	Want the check paid to someone other than the account owner(s)

•	Are transferring the redemption proceeds to an account with a different registration

          You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loans, but not from a notary public.

          The fund has the right to:

•	Suspend the offering of shares

•	Waive or change minimum and additional investment amounts

•	Reject any purchase order

•	Suspend telephone transactions

•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC

•	Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Small account balances/mandatory redemptions

If at any time the aggregate value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period), the fund reserves the right to ask you to bring your account up to the applicable minimum investment amount as determined by your Service Agent. In such case you shall be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to

Legg Mason Partners Equity Fund, Inc.	19

do so within this 60-day period, the fund may close your account and send you the redemption proceeds. In the event your account is closed due to a failure to increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase. The fund may, with prior notice, change the minimum size of accounts subject to the mandatory redemption, which may vary by class, or implement fees for small accounts.

          Subject to applicable law, the fund may, without prior notice, adopt other policies from time to time requiring mandatory redemptions of shares in certain circumstances.

          For more information, please contact your Service Agent or the transfer agent or consult the SAI.

Frequent purchases and sales of fund shares

Frequent purchases and redemptions of fund shares may interfere with the efficient management of the fund’s portfolio by its portfolio manager, increase portfolio transaction costs, and have a negative effect on a fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of a fund, the portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

          Because of the potential harm to the fund and its long-term shareholders, the Board of Directors of the fund has approved policies and procedures that are intended to discourage and prevent excessive trading and market-timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund does not accommodate frequent purchases and redemptions and may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of fund shares, but the fund reserves the right to reject any exchange request or purchase of fund shares with or without prior notice to the account holder. If an exchange request is denied the shareholder may redeem the shares or continue to hold them. In cases where surveillance of a particular account establishes what the manager believes to be obvious market-timing, the manager will seek to block future purchases and exchanges of fund shares by that account. Where surveillance of a particular account indicates activity that the manager believes could be either abusive or for legitimate purposes, the fund may permit the account holder to justify the activity.

          The policies apply to any account, whether an individual account or accounts with financial intermediaries such as investment advisers, broker dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. Like regular accounts, the fund may

20	Legg Mason Partners Funds

limit additional exchanges or purchases by omnibus accounts when the manager believes the omnibus account is engaging in abusive trading activities. The fund’s distributors have entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trading. The fund’s ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts.

          The fund’s policies and procedures also require personnel such as the portfolio manager and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibit short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the fund has adopted policies and procedures to prevent the selective release of information about the fund’s portfolio holdings, as such information may be used for market-timing and similar abusive practices.

          The fund’s policies and procedures provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future may not be effective particularly where the trading takes place through certain types of omnibus accounts. Additionally, certain types of omnibus accounts, such as 401(k) accounts, may not be terminated unless a replacement investment is provided to the 401(k) plan. As noted above, if the fund is unable to detect and deter trading abuses, the fund’s performance, and its long-term shareholders, may be harmed. In addition, because the fund has not adopted any specific limitations or restrictions on the trading of fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. Furthermore, the fund may not apply its policies consistently or uniformly, resulting in the risk that some shareholders may be able to engage in frequent trading while others will bear the costs and effects of that trading. The fund will provide advance notice to shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board may adopt in the future.

Share certificates

Share certificates will no longer be issued. If you currently hold share certificates, such certificates will continue to be honored. If you would like to return your share certificates to the fund and hold your shares in uncertified form, please contact your Service Agent or Legg Mason Partners Shareholder Services.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting your Service Agent, as record holder, will vote your shares in accordance

Legg Mason Partners Equity Fund, Inc.	21

with your instructions. If you do not give your Service Agent voting instructions, your Service Agent may nonetheless, under certain circumstances, be entitled to vote your shares.

Dividends, distributions and taxes

Dividends and distributions

The fund generally pays dividends from its net investment income, if any, on a quarterly basis. The Board intends to distribute annually any net capital gains (the excess of net long-term capital gains over net short-term capital losses). The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. Capital gain distributions and dividends are reinvested in additional fund shares. The fund expects distributions to be primarily from capital gains. Unless otherwise directed, capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent or Legg Mason Partners Shareholder Services to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend.

Taxes

The following discussion is very general. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

          In general, you will have to pay federal income taxes, as well as any state and local taxes, when you redeem shares or receive a distribution (whether paid in cash or reinvested in additional shares). Any tax liability that you owe as a result of any of these taxable events is your own responsibility. The federal income tax treatment of redemptions and distributions is summarized in the following table:

Transaction	Federal income tax status

Redemption of shares	Usually capital gain or loss; long-term only if shares owned more than one year

Long-term capital gain distributions	Long-term capital gain

Dividends (including distributions of net short-term capital gain)	Ordinary income (except in the case of dividends attributable to “qualified dividend income”, as discussed below)

Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Ordinary income dividends and net capital gain distributions are taxable whether received in cash or reinvested in fund shares.

          Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a capital gain distribution or a taxable dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment. Although dividends of investment company taxable income (including dividends from

22	Legg Mason Partners Funds

short-term capital gains) are generally taxable as ordinary income, individual shareholders who satisfy certain holding period and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to “qualified dividend income” received by the fund. “Qualified dividend income” generally consists of dividends received from U.S. corporations (other than dividends from tax exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations.

          After the end of each year, your Service Agent or the fund will provide you with information about the distributions and dividends that you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding of a portion of your distributions, dividends, and, redemption proceeds. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

          The above discussion is applicable to shareholders who are U.S. persons. If you are a non-U.S. person, please consult your own tax adviser with respect to the U.S. tax consequences to you of an investment in the portfolio.

Share price

You may buy or redeem shares at their net asset value, less any applicable sales charge or redemption fee, next determined after receipt by the fund, the transfer agent or a Service Agent of your request in good order. The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. The fund calculates its net asset value every day the NYSE is open. As of the date of this prospectus, the NYSE is open for trading every weekday except for the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas and during emergencies. The fund calculates its net asset value as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time). If the NYSE closes early, the fund accelerates calculation of net asset value and transaction deadlines to the actual closing time.

          The Board has approved procedures to be used to value the fund’s securities for the purposes of determining the fund’s net asset value. The valuation of the securities of the fund is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the fund to the manager. The manager performs the following valuation functions on behalf of the fund, among others, (i) reviews prices provided by the custodian on a daily basis to help ensure valuations are reasonable, including a review to check whether there have been any variances in day-over-day prices of individual securities; (ii) maintains a Valuation Committee that meets as often as necessary in order to determine prices for portfolio securities that require fair valuation, often on a daily basis. In addition, the Valuation Committee is pre-scheduled to meet on a monthly basis to provide an overall review of the determinations made during the previous month and to discuss other issues of general interest and importance; (iii) identifies the need to fair value. A security must be fair valued when market quotes are not readily available (including when deemed not to be readily available by reason of a significant event, when a price cannot be received from an authorized pricing service or a national securities exchange or the Valuation Committee has

Legg Mason Partners Equity Fund, Inc.	23

determined that such price is not reliable, or when a single broker quote cannot be obtained from a market maker or where the Valuation Committee has determined that such quote is not reliable; (iv) when a security that has been valued on a fair value basis is sold, the manager, at least monthly, compares the sale price of the security to previous quotes to ensure that the sales price is comparable to the price at which the security was last valued. The manager reports to the Valuation Committee at the next monthly Valuation Committee meeting any material variances; (v) makes liquidity determinations; (vi) provides periodic reports to the Board from the Valuation Committee on valuation processes and procedures, including fair value pricing, illiquid securities and other matters; (vii) provides ongoing monitoring for reasonableness of valuations; and (viii) maintains records of valuations and Valuation Committee meetings. Different methods may be used to value different types of securities, as discussed below, depending upon the particular securities held by the fund.

          The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The fund’s currency valuations, if any, are done as of when the London Stock Exchange closes, which is usually at 12:00 noon Eastern time, as the manager believes that these valuations typically reflect the largest trading volume in the foreign currency markets. A material change in the value of currency during the period between the close of the London Stock Exchange and the calculation of the fund’s net asset value on the same date is considered a significant event, as described below, in response to which the fund may use fair valuation procedures to value the affected investments. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by the independent third party pricing vendors approved by the fund’s Board using a variety of pricing techniques and methodologies. The market price for debt obligations is generally the price supplied by independent third party pricing service approved by the fund’s Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more brokers-dealers that make a market in the security.

          When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager will price securities using fair value procedures approved by the Board. The fund may invest in securities that may be thinly traded, for which market quotations may not be readily available or may be unreliable—such as securities of small capitalization companies or, securities of issuers located in emerging markets or high yield securities (junk bonds) and the Board may use the fair valuation procedures more frequently than funds that invest primarily in securities that are more liquid—such as securities of large capitalization domestic issuers. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the fund prices its shares.

24	Legg Mason Partners Funds

The fund uses a fair value model developed by an independent third party pricing service to price those securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the manager from time to time.

          Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

          The fund may invest in securities that are listed on foreign exchanges that trade on weekends and other days when the fund does not price its shares. Therefore, the value of the fund’s shares may change on days when you will not be able to purchase or redeem the fund’s shares.

          In order to buy or redeem shares of the fund at that day’s price, you must place your order with your Service Agent or the transfer agent before the NYSE closes. If the NYSE closes early, you must place your order prior to the actual closing time.

          It is the responsibility of the Service Agents to transmit all orders to buy or redeem shares to the fund’s transfer agent on a timely basis.

Legg Mason Partners Equity Fund, Inc.	25

Financial highlights

The financial highlights table shows the fund’s financial history (as a closed-end fund) for the past five years and is intended to help you understand the performance of the fund (as a closed-end fund) for the past five years (and for the six-month period ended June 30, 2006). On June 30, 2006, the fund converted from a closed-end investment company to an open-end investment company with the same investment objective and substantially similar investment strategies. Shares of the closed-end fund outstanding as of that date were designated Class O shares of the fund.

          Certain information reflects financial results for a single fund share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information for the year ended December 31, 2005 has been derived from the fund’s financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request). The information for the six months ended June 30, 2006 has been derived from the fund’s unaudited semi-annual financial statements, which are included in the semi-annual report (available upon request). The financial statements containing information for each of the periods ended on or prior to December 31, 2004 in the following table were audited by another independent registered public accounting firm.

26	Legg Mason Partners Funds

Year Ended December 31,

Class O Shares	Six Months Ended June 30, 2006 (unaudited)		2005	2004	2003	2002		2001

Net Asset Value, Beginning of Year	$15.61		$15.16	$14.04	$10.75	$14.07		$16.27

Income (Loss) From Operations:
Net investment income	0.08		0.15	0.21	0.13	0.11		0.11
Net realized and unrealized gain (loss)	0.05	†	0.52	1.04	3.28	(3.26)		(1.87)

Total Income (Loss) From Operations	0.13		0.67	1.25	3.41	(3.15)		(1.76)

Gain From Repurchase of Treasury Stock	—		—	0.01	0.01	0.01		—

Less Distributions From:
Net investment income	(0.08)		(0.22)	(0.14)	(0.13)	(0.11)		(0.11)
Net realized gains	—		—	—	—	(0.07)		(0.33)

Total Distributions	(0.08)		(0.22)	(0.14)	(0.13)	(0.18)		(0.44)

Net Asset Value, End of Year	$15.66		$15.61	$15.16	$14.04	$10.75		$14.07

Market Price, End of Year	$15.49		$15.08	$13.00	$12.03	$9.12		$12.42

Total Return, Based on NAV(1)	0.82	%†	4.41%	8.99%	31.96%	(22.47	) %	(10.98)%

Total Return, Based on Market Price(2)	3.24%		17.76%	9.24%	33.47%	(25.36)%		(21.20)%

Net Assets, End of Year (millions)	$1,554		$1,548	$1,505	$1,404	$1,082		$1,420

Ratios to Average Net Assets:
Gross expenses	0.57	%(3)	0.58%	0.62%	0.64%	0.62%		0.62%
Net expenses	0.56	(3)(4)	0.58	0.62	0.64	0.62		0.62
Net investment income	1.02	(3)	0.97	1.46	1.12	0.86		0.76

Portfolio Turnover Rate	22%		53%	44%	62%	47%		61%

(1)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results.In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(2)

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan and the broker commissions paid to purchase or sell shares is excluded. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(3)	Annualized.

(4)	Reflects fee waivers and/or expense reimbursements.

†

The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without the reimbursement, total return would have been 0.76%. The impact of this reimbursement to net realized and unrealized gain was $0.01 per share.

Legg Mason Partners Equity Fund, Inc.	27

Key Definitions

“CAM” means Citigroup Asset Management, the business unit that includes the former asset management business of Citigroup, which included Salomon Brothers Asset Management Inc (now ClearBridge Asset Management Inc.), the fund’s former investment adviser, which Citigroup sold to Legg Mason in 2005.

“CGMI” means Citigroup Global Markets Inc., one of the fund’s distributors.

“Citigroup” means Citigroup Inc.

“ClearBridge” or the “subadviser” means ClearBridge Advisors, LLC, the fund’s subadviser.

“FDIC” means the Federal Deposit Insurance Corporation.

“Legg Mason” means Legg Mason, Inc.

“LMIS” means Legg Mason Investor Services, LLC, one of the fund’s distributors.

“LMPFA” or the “manager” means Legg Mason Partners Fund Advisor, LLC, the fund’s investment manager.

“NYSE” means the New York Stock Exchange.

“PFPC” or the “transfer agent” means PFPC Inc., the fund’s transfer agent and shareholder servicing agent.

“S&P 500 Index” means the Standard & Poor’s 500 Index of Composite Stocks.

“SAI” means the statement of additional information.

“SEC” means the Securities and Exchange Commission.

“Service Agent” means a broker/dealer, financial intermediary or financial institution through which you may hold shares of the fund.

28	Legg Mason Partners Funds

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